UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2018

YOUNGEVITY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54900	90-0890517
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2400 Boswell Road, Chula Vista, CA 91914
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (619) 934-3980

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.   Entry into a Material Definitive Agreement.

Offering

On September 19, 2018, Youngevity International, Inc. (the “Company”) closed the second tranche of its best efforts offering (the “Offering”) of Series C convertible preferred stock, par value $0.001 per share (the “Series C Preferred Stock”), and entered into a Securities Purchase Agreement (the “Purchase Agreement”) with four accredited investors pursuant to which the Company sold 76,315 shares of Series C Preferred Stock, initially convertible into 152,630 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at an offering price of $9.50 per share.

Pursuant to the Purchase Agreement, the Company has agreed to issue a two-year warrant to purchase shares of Common Stock at an exercise price of $4.75 (the “Warrant”) to each investor that voluntarily converts their Series C Preferred Stock to Common Stock. The Warrant contains certain anti-dilution provisions that apply in connection with any stock split, stock dividend, stock combination, recapitalization of the Company.

The Company entered into a Placement Agent Agreement, dated July 31, 2018 pursuant to which the Company agreed to pay the placement agent, subject to certain exclusions, a fee of 5.0% of the gross proceeds of the Offering and a non-accountable expense allowance of 2.0% of the gross proceeds. In addition, the Company agreed to issue to the placement agent, or its permitted assigns, warrants of the Company equal to ten percent (10%) of any warrants issued to investors pursuant to the Offering, if and when any such warrants are issued to the investors.

The proceeds to the Company from the second closing of the Offering were $724,992.50. No commissions or offering expenses were paid to the placement agent.

Pursuant to the terms of a Registration Rights Agreement, the Company has agreed to file a registration statement with the Securities and Exchange Commission to register the shares of Common Stock issuable upon conversion of the Series C Preferred and the shares of Common Stock issuable upon exercise thereof.

The foregoing description of the terms of the Warrant, Placement Agent Agreement, Purchase Agreement and Registration Rights Agreement do not purport to be complete and is subject to, and are qualified in their entirety by reference to the provisions of such agreements, the forms of which were filed as Exhibits 4.1, 10.1. 10.2, and 10.3, respectively, to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 21, 2018 and are incorporated herein by reference. The provisions of the Placement Agent Agreement and Purchase Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreement and are not intended as a document for investors and the public to obtain factual information about the current state of affairs of the parties to that document. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the Securities and Exchange Commission.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description

4.1	Form of Warrant (Incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on August 21, 2018 (File No. 000-54900)

10.1
Placement Agent Agreement, dated July 31, 2018, between Youngevity International, Inc. and Corinthian Partners, LLC (Incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on August 21, 2018 (File No. 000-54900)

10.2
Form of Securities Purchase Agreement by and between Youngevity International, Inc and the purchasers named therein (Incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on August 21, 2018 (File No. 000-54900)

10.3
Form of Registration Rights Agreement by and between Youngevity International, Inc and the purchasers named therein (Incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on August 21, 2018 (File No. 000-54900)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto dul’y authorized.

YOUNGEVITY INTERNATIONAL, INC.

Date: September 21, 2018	By: /s/ David Briskie
Name: David Briskie
Title: President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Form of Warrant (Incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on August 21, 2018 (File No. 000-54900)

10.1
Placement Agent Agreement, dated July 31, 2018, between Youngevity International, Inc. and Corinthian Partners, LLC (Incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on August 21, 2018 (File No. 000-54900)

10.2
Form of Securities Purchase Agreement by and between Youngevity International, Inc and the purchasers named therein (Incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on August 21, 2018 (File No. 000-54900)

10.3
Form of Registration Rights Agreement by and between Youngevity International, Inc and the purchasers named therein (Incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on August 21, 2018 (File No. 000-54900)